Exhibit 10.5

                                PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT, dated as of December 4, 2001, made by Laidlaw Global Corp., a Delaware corporation (the "Borrower"), to Third Security, LLC, a Virginia limited liability company (the "Lender"), recites and provides:

                                    RECITALS

     WHEREAS, pursuant to the letter of intent (the "LOI"), dated as of December 3, 2001, between the Borrower and the Lender, the Lender has agreed to make a loan (the "Loan") in the amount of $1,500,000 to the Borrower for the purposes described in the LOI, such Loan to be evidenced by a secured convertible note (the "Note") of the Borrower payable to the order of the Lender as provided in the Note;

     WHEREAS, pursuant to the LOI Borrower and Lender have agreed to execute and deliver an option and put agreement (the "Option and Put Agreement"), dated as of the date hereof, pursuant to which provides that in the event that the Lender exercises its put rights thereunder, then the notes issued to the Lender by the Borrower as consideration for the shares subject to such put rights shall be secured by this Pledge Agreement; and

     WHEREAS, the Lender is willing to make the Loan and to execute the Option and Put Agreement but only upon the condition, among others, that the Borrower executes and delivers to the Lender this Pledge Agreement;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

     1. Defined Terms. For the purposes of this Pledge Agreement, the following terms shall have the following meanings:

          "Event of Default" shall have the meaning assigned to such term in the Note.

          "Maturity Date" shall have the meaning assigned to such term in the Note.

          "Obligations" means (a) all obligations of the Borrower hereunder, and
     (b) all indebtedness, liabilities and obligations of the Borrower to the Lender, whether now existing or hereafter incurred, direct or indirect, absolute or contingent, secured or unsecured, matured or unmatured, joint or several, whether for principal, interest, fees, expenses or otherwise, arising out of or in connection with any other agreements, documents or instruments heretofore, now or hereafter executed and delivered by the Borrower or the Borrower to the Lender or any oral agreement or by operation of law and whether evidenced by promissory notes or by other evidences of indebtedness, including without limitation all obligations under the LOI and the Option and Put Agreement.

          "Pledged Assets" means the Pledged Securities, together with all certificates, options, rights, dividends, other distributions or intangible rights or assets issued as an addition to, in substitution or in exchange for, or on account of, any such Pledged Securities, and all proceeds of all of the foregoing, now or hereafter owned or acquired by the Borrower.

          "Pledged Securities" means the capital securities described in
     Schedule 1 hereto and all other capital securities now or hereafter included in the Pledged Assets.

          "UCC" means the uniform commercial code as adopted by the State of New York.

     2. Grant of Security Interest.

          (a) As collateral security for the prompt and complete payment and performance when due of all of the Obligations and in order to induce the Lender to enter into the Option and Put Agreement and make the Loan in accordance with the terms thereof, the Borrower hereby pledges to the Lender the Pledged Assets and grants to the Lender a lien on and security interest therein.

          (b) If the Borrower shall become entitled to receive or shall receive, in connection with any of the Pledged Securities, any:

               (i) Certificate or other evidence of ownership, including, but without limitation, any certificate representing a stock dividend or in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination, stock split, spin-off or split-off;

               (ii) Option, warrant, or right, whether as an addition to or in substitution or in exchange for any of the Pledged Securities, or otherwise;

               (iii) Dividend or distribution payable in property, including capital securities issued by an issuer other than the issuer of any of the Pledged Securities; or

               (iv) Dividends or distributions of any sort (other than those permitted to be retained by the Borrower pursuant to Section 2(d));


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

then the Borrower shall accept the same as the agent of the Lender, in trust for the Lender, and shall deliver them forthwith to the Lender in the exact form received with, as applicable, the Borrower's endorsement when necessary, or appropriate stock powers duly executed in blank, to be held by the Lender, subject to the terms hereof, as part of the Pledged Assets.


          (c) Prior to the occurrence of an Event of Default, the Borrower shall retain all voting rights with respect to the Pledged Securities. At any time the Lender, at its option, may have any or all of the Pledged Securities registered in its name or that of its nominee on the books of the issuer of the Pledged Securities, and the Borrower hereby covenants that, upon the Lender's request, the Borrower will cause the issuer of the Pledged Securities to effect such registration. If such registration is effected prior to the occurrence of an Event of Default, the Borrower shall nevertheless retain all voting rights with respect to the Pledged Securities, and, for that purpose, the Lender shall execute and deliver to the Borrower all necessary proxies. Immediately and without further notice, upon the occurrence of an Event of Default, whether or not the Pledged Securities shall have been registered in the name of the Lender or its nominee, the Lender or its nominee shall have, with respect to the Pledged Securities, the right to exercise all voting rights with respect thereto and all conversion, exchange, subscription or other rights, privileges or options as any owner or holder pertaining thereto as if it were the absolute owner thereof, including, without limitation, the right to exchange any or all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, or upon the exercise by such issuer of any right, privilege, or option pertaining to any of the Pledged Securities, and, in connection therewith, to deliver any of the Pledged Securities to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it; but the Lender shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or any delay in so doing.

          (d) Unless an Event of Default has occurred and is continuing, the Borrower shall be entitled, if not prohibited by the Note, to receive for its own use cash dividends or distributions on the Pledged Securities. Upon the occurrence of an Event of Default, the Lender may require any such cash dividends or distributions to be delivered to the Lender as additional security hereunder or applied toward the satisfaction of the Obligations.

     3. Remedies, Rights Upon Default.

          (a) Upon and after the occurrence of an Event of Default, the Lender may, without demand of performance or other demand, advertisement, or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Borrower or any other person (all of which are, to the extent permitted by law, hereby expressly waived), forthwith realize upon the Pledged Assets or any part thereof, and may forthwith, or agree to, sell or otherwise dispose of and deliver the Pledged Assets or any part thereof or


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

interest therein, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Lender's offices or elsewhere, at such prices and on such terms (including, but without limitation, a requirement that any purchaser of all or any part of the Pledged Securities purchase the shares or other interests constituting the Pledged Securities for investment and without any intention to make a distribution thereof) as it may deem best, for cash or on credit, or for future delivery without assumption of any credit risk, with the right to the Lender or any purchaser to purchase upon any such sale the whole or any part of the Pledged Assets free of any right or equity of redemption in the Borrower, which right or equity is hereby expressly waived and released.

          (b) The proceeds of any such disposition or other action by the Lender shall be applied as follows:

               (i) First, to the costs and expenses incurred in connection therewith or incidental thereto or to the care or safekeeping of any of the Pledged Assets or in any way relating to the rights of the Lender hereunder, including reasonable attorneys' fees and legal expenses;

               (ii) Second, to the satisfaction of the Obligations;

               (iii) Third, to the payment of any other amounts required by applicable law; and

               (iv) Fourth, to the Borrower to the extent of any surplus proceeds.

          (c) The Lender need not give more than five days' notice of the time and place of any public sale or of the time after which a private sale may take place, which notice the Borrower hereby deems reasonable.

     4. Representations and Warranties of Borrower. The Borrower represents and warrants that:

          (a) It has, and has duly exercised, all requisite power and authority to enter into this Pledge Agreement, to pledge the Pledged Assets for the purposes described in the recitals to this Pledge Agreement, and to carry out the transactions contemplated by this Pledge Agreement;

          (b) It is the legal and beneficial owner of all of the Pledged Assets;

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

          (c) Except as otherwise set forth in Schedule 1 hereto, the Pledged Securities constitute all of the issued and outstanding capital securities of each issuer thereof;

          (d) All of the Pledged Securities have been duly and validly issued, are fully paid and nonassessable, and all of the Pledged Assets are owned by the Borrower free of any pledge, mortgage, hypothecation, lien, charge, encumbrance or security interest in or on such Pledged Assets or the proceeds thereof, except for that granted hereunder;

          (e) The execution and delivery of this Pledge Agreement, and the performance of its terms, will not result in any violation of any provision of the Organizational Documents of the Borrower or the applicable issuer of the Pledged Securities or violate or constitute a default under the terms of any agreement, indenture or other instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation, applicable to the Borrower or any of its property; and

          (f) Upon the delivery of all certificates and instruments evidencing the Pledged Securities to the Lender or its agent, the registration of the pledge of the Pledged Securities on the books of the issuer thereof and the filing of financing statements in the filing office described in Schedule 2 hereto naming the Borrower as debtor, the Lender as secured party and describing the Pledged Assets, this Pledge Agreement will create a valid first lien upon and perfected security interest in the Pledged Assets and the proceeds thereof, subject to no prior security interest, lien, charge or encumbrance, or agreement purporting to grant to any third party a security interest in the property or assets of the Borrower which would include the Pledged Assets.

          (g) Each of the Borrower's places of business (and if more than one place of business such Borrower's chief executive office), within the meaning of the UCC, is listed on Schedule 2 hereto. If any of the Pledged Securities is uncertificated within the meaning of the UCC, the jurisdiction of the issuer of such Pledged Securities is listed on Schedule 2 hereto.

     5. Covenants of Borrower.

          (a) The Borrower hereby covenants that, until the later of (x) the Maturity Date and (y) the date that all of the Obligations are satisfied in full, it will not, without the prior written consent of the Lender:

               (i) Sell, convey, or otherwise dispose of any of the Pledged Assets (other than cash distributions permitted to be retained by the Borrower pursuant to Section 2(d)) or any interest therein or create, incur, or permit to exist any pledge, mortgage, lien, charge, encumbrance or security interest whatsoever in or with respect to any of the Pledged Assets or the proceeds thereof, other than that created hereby; or

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

               (ii) Consent to or approve the issuance of any additional capital securities in the issuer of the Pledged Securities; or any capital securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such capital securities, or any warrants, options, rights, or other commitments entitling any person to purchase or otherwise acquire any such capital securities or allow the issuer to take any of the foregoing actions; or

               (iii) Change its name, identity or organizational structure in any manner that might make any financing or continuation statement filed hereunder seriously misleading within the meaning of the UCC (or any other then applicable provision of the UCC) unless the Borrower has given the Lender at least 90 days' prior written notice thereof or has delivered to the Lender acknowledgment copies of UCC financing statements duly executed and duly filed in each jurisdiction in which UCC filings were required in order to perfect the security interest granted by this Pledge Agreement in the Pledged Assets and have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Lender to amend such financing statement or continuation statement so that it is not seriously misleading; or

               (iv) Change its place of business or chief executive office as set forth in Schedule 2 hereto unless it has given the Lender at least 90 days' prior written notice thereof or has delivered to the Lender acknowledgement copies of UCC financing statements duly executed and filed in each of the filing offices in which UCC filings are required in order to perfect any of the security interests granted hereunder in the Pledged Assets; or

               (v) The Borrower warrants and will, at its own expense, defend the Lender's right, title, special property and security interest in and to the Pledged Assets against the claims of any person, firm, corporation or other entity.

     6. Registration Statement.

          (a) If the Lender elects to exercise its right to sell or otherwise dispose of all or any part of the Pledged Securities, and if, in the opinion of counsel for the Lender, it is necessary to have the Pledged Securities or that portion thereof to be sold registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Borrower shall use its best efforts to cause:

               (i) The issuer of such Pledged Securities, its governing body and responsible officers, to take all action necessary to register such Pledged Securities or that portion thereof to be disposed of under the provisions of the Securities Act, at the Borrower's expense;

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

               (ii) The registration statement relating thereto to become effective and to remain so for not less than one year from the date of the first public offering of such Pledged Securities or that portion thereof so to be disposed of, and to make all amendments thereto and to the related prospectus that, in the opinion of the Lender or its counsel, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

               (iii) The issuer of such Pledged Securities to comply with the provisions of the "Blue Sky" law of any jurisdiction designated by the Lender; and

               (iv) The issuer of such Pledged Securities to make available to all holders of its capital securities, as soon as practicable, an earnings statement (which need not be audited) covering a period of at least twelve months but not more than eighteen months, beginning with the first month after the effective date of any such registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act.

          (b) The Borrower acknowledges that a breach of any of the covenants contained in paragraph 5(a) above may cause irreparable injury to the Lender; that the Lender will have no adequate remedy at law with respect to such breach; and, as a consequence, that the Borrower's covenants in paragraph 5(a) shall be specifically enforceable against the Borrower; and the Borrower hereby waives, to the extent such waiver is enforceable under law, and shall not assert, any defenses against an action for specific performance of such covenants, except for a defense that no Event of Default has occurred.

          (c) Notwithstanding the foregoing, the Borrower recognizes that the Lender may be unable to effect a public sale of all or a part of the Pledged Securities and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such capital securities for their own account, for investment and not with a view to the distribution or resale thereof. The Borrower acknowledges that any such private sales may be at prices and on terms less favorable to the Lender than those of public sales, and agrees that the sale of the Pledged Securities does not have to be a public sale in order to be made in a commercially reasonable manner and that the Lender has no obligation to delay sale of any such Pledged Securities to permit the issuer thereof to register it for public sale under the Securities Act.

     7. Notices Concerning Pledged Assets. The Borrower will promptly deliver to the Lender all written notices, and will promptly give the Lender written notice of any other notices, received by it with respect to Pledged Assets.

     8. Further Assurances. The Borrower shall at any time, and from time to time, upon the written request of the Lender, execute and deliver such further documents and do such further acts and things as the Lender may reasonably request to effect the purposes of this Pledge Agreement, including, without limitation, delivering to the Lender upon the occurrence of an Event of Default irrevocable proxies with respect to the Pledged Securities in form satisfactory to the Lender. Until receipt thereof, this Pledge Agreement shall constitute the Borrower's proxy to the Lender or its nominee to vote all Pledged Securities then registered in the Borrower's name in accordance with Section 2(c).

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

     9. Termination. This Pledge Agreement shall terminate on the later of (i) the Maturity Date and (ii) the date that all of the Obligations are satisfied in full, and the Lender shall deliver to the Borrower, or register a release for the benefit of the Borrower, at the Borrower's expense, such of the Pledged Assets as shall not have been sold or otherwise applied pursuant to this Pledge Agreement.

     10. Limitation on Lender's Duty in Respect of Collateral. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Assets while held hereunder, the Lender shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Assets upon surrendering it or tendering surrender of it to the Borrower.

     11. Severability. Any provision of this Pledge Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     12. No Waiver; Cumulative Remedies. The Lender shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by the Lender, and then only to the extent therein set forth. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise or any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the provisions of this Pledge Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Borrower and the Lender.

     13. Successors and Assigns; Governing Law. This Pledge Agreement and all obligations of the Borrower hereunder shall be binding upon the successors and assigns of the Borrower, and shall, together with the rights and remedies of the Lender hereunder, inure to the benefit of the Lender and its successors and assigns. This Pledge Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of New York.

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

     14. Further Indemnification. The Borrower agrees to pay, and to save the Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Pledged Assets or in connection with any of the transactions contemplated by this Pledge Agreement.

          (a) Notices. All notices and other communications under this Pledge Agreement shall be in writing, shall be effective when received, and shall in any event be deemed to have been received on the date of delivery if delivered personally or by telecopier; on the second business day after the business day of deposit with the U.S. Postal Service for delivery by first class mail, registered or certified, postage prepaid; or on the first business day after the business day of deposit with a courier for overnight delivery, freight prepaid; in each such case, addressed as follows (until any such address is changed by notice duly given):

         To Lender:                      Third Security, LLC
                                             The Governor
                                             1902 Downey Street
                                             Radford, VA 24141
                                             Telecopy:  (540) 633-7972
                                             Attention: Marcus E. Smith, Esquire

         With a Copy to:   Hunton & Williams
                           Riverfront Plaza, East Tower
                           951 East Byrd Street
                           Richmond, Virginia 23219
                           Telecopy: (804) 344-7999
                           Attention: C. Porter Vaughan, Esq.

         To Borrower:      Laidlaw Global Corp.
                           100 Park Avenue
                           New York, New York 10017
                           Telecopy: (212) ___________
                           Attention: Mr. Roger Bendelac

         With a Copy to:   Beckman, Millman, Barandes & Douglas, LLP
                           1616 John Street, Suite 1313
                           New York, New York  10038
                           Telecopy: (212) 791-7990
                           Attention: Robert Barandes, Esq.



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

     IN WITNESS WHEREOF, the Borrower has caused this Pledge Agreement to be duly executed and delivered as of the date and year first above written.


                                         LAIDLAW GLOBAL CORP.



                                         By:____________________________________
                                            Roger Bendelac
                                            Chairman and Chief Executive Officer


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


                                   Schedule 1

                               CAPITAL SECURITIES

====================================================================================================================================
   Issuer, including exact name, the type of          Certificate No. (if         No. of Shares or       Exact Name of Registered
    entity and jurisdiction of organization               applicable)               ownership %                   Holder
------------------------------------------------- ----------------------------- --------------------- ------------------------------
H&R Acquisition Corp.                                                           81%                   Laidlaw Global Corp.
------------------------------------------------- ----------------------------- --------------------- ------------------------------



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                                   Schedule 2

                         FILING OFFICES AND INFORMATION

Filing Office:

State of New York

Location of Debtor:

100 Park Avenue
New York, New York 10017





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